Business And Summary Of Significant Accounting Policies	12 Months Ended
Sep. 28, 2013
Accounting Policies [Abstract]
Business And Summary Of Significant Accounting Policies
BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Description of Business: Tyson Foods, Inc. (collectively, “Company,” “we,” “us” or “our”), founded in 1935 with world headquarters in Springdale, Arkansas, is one of the world’s largest meat protein companies and the second-largest food production company in the Fortune 500. We produce a wide variety of brand name protein-based and prepared food products marketed in the United States and approximately 130 countries around the world.
Consolidation: The consolidated financial statements include the accounts of all wholly-owned subsidiaries, as well as majority-owned subsidiaries over which we exercise control and, when applicable, entities for which we have a controlling financial interest or variable interest entities for which we are the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in consolidation.
Fiscal Year: We utilize a 52- or 53-week accounting period ending on the Saturday closest to September 30. The Company’s accounting cycle resulted in a 52-week year for fiscal 2013, 2012 and 2011.
Cash and Cash Equivalents: Cash equivalents consist of investments in short-term, highly liquid securities having original maturities of three months or less, which are made as part of our cash management activity. The carrying values of these assets approximate their fair values. We primarily utilize a cash management system with a series of separate accounts consisting of lockbox accounts for receiving cash, concentration accounts where funds are moved to, and several zero-balance disbursement accounts for funding payroll, accounts payable, livestock procurement, grower payments, etc. As a result of our cash management system, checks issued, but not presented to the banks for payment, may result in negative book cash balances. These negative book cash balances are included in accounts payable and other current liabilities. At September 28, 2013, and September 29, 2012, checks outstanding in excess of related book cash balances totaled approximately $246 million and $265 million, respectively.
Accounts Receivable: We record accounts receivable at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts to reflect any loss anticipated on the accounts receivable balances and charged to the provision for doubtful accounts. We calculate this allowance based on our history of write-offs, level of past due accounts and relationships with and economic status of our customers. At September 28, 2013, and September 29, 2012, our allowance for uncollectible accounts was $46 million and $33 million, respectively. We generally do not have collateral for our receivables, but we do periodically evaluate the credit worthiness of our customers.
Inventories: Processed products, livestock and supplies and other are valued at the lower of cost or market. Cost includes purchased raw materials, live purchase costs, growout costs (primarily feed, contract grower pay and catch and haul costs), labor and manufacturing and production overhead, which are related to the purchase and production of inventories.
The following table reflects the major components of inventory at September 28, 2013, and September 29, 2012:

		in millions
	2013	2012
Processed products:
Weighted-average method – chicken, prepared foods and international	$799	$754
First-in, first-out method – beef and pork	624	611
Livestock – first-in, first-out method	1,002	952
Supplies and other – weighted-average method	392	492
Total inventory	$2,817	$2,809

Property, Plant and Equipment: Property, plant and equipment are stated at cost and generally depreciated on a straight-line method over the estimated lives for buildings and leasehold improvements of 10 to 33 years, machinery and equipment of three to 12 years and land improvements and other of three to 20 years. Major repairs and maintenance costs that significantly extend the useful life of the related assets are capitalized. Normal repairs and maintenance costs are charged to operations.
We review the carrying value of long-lived assets at each balance sheet date if indication of impairment exists. Recoverability is assessed using undiscounted cash flows based on historical results and current projections of earnings before interest and taxes. We measure impairment as the excess of carrying cost over the fair value of an asset. The fair value of an asset is measured using discounted cash flows including market participant assumptions of future operating results and discount rates.
Goodwill and Other Intangible Assets: Goodwill and indefinite life intangible assets are initially recorded at fair value and not amortized, but are reviewed for impairment at least annually or more frequently if impairment indicators arise. Our goodwill is allocated by reporting unit and is evaluated for impairment by first performing a qualitative assessment to determine whether a quantitative goodwill test is necessary. If it is determined, based on qualitative factors, the fair value of the reporting unit may be more likely than not less than carrying amount, or if significant changes to macro-economic factors related to the reporting unit have occurred that could materially impact fair value, a quantitative goodwill impairment test would be required. Additionally, we can elect to forgo the qualitative assessment and perform the quantitative test.
The first step of the quantitative test is to identify if a potential impairment exists by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered to have a potential impairment and the second step of the quantitative impairment test is not necessary. However, if the carrying amount of a reporting unit exceeds its fair value, the second step is performed to determine if goodwill is impaired and to measure the amount of impairment loss to recognize, if any. The second step compares the implied fair value of goodwill with the carrying amount of goodwill. If the implied fair value of goodwill exceeds the carrying amount, then goodwill is not considered impaired. However, if the carrying amount of goodwill exceeds the implied fair value, an impairment loss is recognized in an amount equal to that excess. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination (i.e., the fair value of the reporting unit is allocated to all the assets and liabilities, including any unrecognized intangible assets, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was determined as the exit price a market participant would pay for the same business). We have elected to make the first day of the fourth quarter the annual impairment assessment date for goodwill and other indefinite life intangible assets.
We estimate the fair value of our reporting units using a discounted cash flow analysis, which uses significant unobservable inputs, or Level 3 inputs, as defined by the fair value hierarchy. This analysis requires us to make various judgmental estimates and assumptions about sales, operating margins, growth rates and discount factors and is believed to reflect market participant views which would exist in an exit transaction. Generally, we utilize normalized operating margin assumptions based on future expectations and operating margins historically realized in the reporting units' industries. Some of the inherent estimates and assumptions used in determining fair value of the reporting units are outside the control of management, including interest rates, cost of capital, tax rates and credit ratings. While we believe we have made reasonable estimates and assumptions to calculate the fair value of the reporting units, it is possible a material change could occur. If our actual results are not consistent with our estimates and assumptions used to calculate fair value, we may be required to perform the second step of the quantitative test in future years, which could result in material impairments of our goodwill.
During fiscal 2013, 2012 and 2011, all of our material reporting units that underwent the quantitative test passed the first step of the goodwill impairment analysis and therefore, the second step was not necessary.
For our other indefinite life intangible assets, a qualitative assessment can also be performed to determine whether the existence of events and circumstances indicates it is more likely than not an intangible asset is impaired. Similar to goodwill, we can also elect to forgo the qualitative test for indefinite life intangible assets and perform the quantitative test. Upon performing the quantitative test, if the carrying value of the intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess. The fair value of trademarks is determined using a royalty rate method based on expected revenues by trademark.
Investments: We have investments in joint ventures and other entities. We use the cost method of accounting when our voting interests are less than 20 percent. We use the equity method of accounting when our voting interests are in excess of 20 percent and we do not have a controlling interest or a variable interest in which we are the primary beneficiary. Investments in joint ventures and other entities are reported in the Consolidated Balance Sheets in Other Assets.
We also have investments in marketable debt securities. We have determined all of our marketable debt securities are available-for-sale investments. These investments are reported at fair value based on quoted market prices as of the balance sheet date, with unrealized gains and losses, net of tax, recorded in other comprehensive income. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is recorded in interest income. The cost of securities sold is based on the specific identification method. Realized gains and losses on the sale of debt securities and declines in value judged to be other than temporary are recorded on a net basis in other income. Interest and dividends on securities classified as available-for-sale are recorded in interest income.
Variable Interest Entity: We have an investment in a joint venture, Dynamic Fuels LLC (Dynamic Fuels), in which we have a 50% ownership interest. Dynamic Fuels qualifies as a variable interest entity for which we consolidate as we are the primary beneficiary. At September 28, 2013, Dynamic Fuels had $166 million of total assets, of which $142 million was net property, plant and equipment, and $113 million of total liabilities, of which $100 million was long-term debt. At September 29, 2012, Dynamic Fuels had $177 million of total assets, of which $146 million was net property, plant and equipment, and $124 million of total liabilities, of which $100 million was long-term debt.
Accrued Self-Insurance: We use a combination of insurance and self-insurance mechanisms in an effort to mitigate the potential liabilities for health and welfare, workers’ compensation, auto liability and general liability risks. Liabilities associated with our risks retained are estimated, in part, by considering claims experience, demographic factors, severity factors and other actuarial assumptions.
Capital Stock: We have two classes of capital stock, Class A Common Stock, $0.10 par value (Class A stock) and Class B Common Stock, $0.10 par value (Class B stock). Holders of Class B stock may convert such stock into Class A stock on a share-for-share basis. Holders of Class B stock are entitled to 10 votes per share, while holders of Class A stock are entitled to one vote per share on matters submitted to shareholders for approval. As of September 28, 2013, Tyson Limited Partnership (the TLP) owned 99.981% of the outstanding shares of Class B stock and the TLP and members of the Tyson family owned, in the aggregate, 2.09% of the outstanding shares of Class A stock, giving them, collectively, control of approximately 72.46% of the total voting power of the outstanding voting stock. Cash dividends cannot be paid to holders of Class B stock unless they are simultaneously paid to holders of Class A stock. The per share amount of the cash dividend paid to holders of Class B stock cannot exceed 90% of the cash dividend simultaneously paid to holders of Class A stock. We pay quarterly cash dividends to Class A and Class B shareholders. On November 14, 2013, the Board of Directors increased the quarterly dividend previously declared on August 1, 2013, to $0.0750 per share on our Class A common stock and $0.0675 per share on our Class B common stock. The increased quarterly dividend is payable on December 13, 2013, to shareholders of record at the close of business on November 29, 2013. We paid Class A dividends per share of $0.30 and Class B dividends per share of $0.27 in fiscal 2013 which includes a special dividend of $0.10 per share for Class A stock and $0.09 per share for Class B stock paid on December 14, 2012, to shareholders of record on November 30, 2012. We paid Class A dividends per share of $0.16 and Class B dividends per share of $0.144 in each of fiscal years 2012 and 2011.
The Class B stock is considered a participating security requiring the use of the two-class method for the computation of basic earnings per share. The two-class computation method for each period reflects the cash dividends paid for each class of stock, plus the amount of allocated undistributed earnings (losses) computed using the participation percentage, which reflects the dividend rights of each class of stock. Basic earnings per share were computed using the two-class method for all periods presented. The shares of Class B stock are considered to be participating convertible securities since the shares of Class B stock are convertible on a share-for-share basis into shares of Class A stock. Diluted earnings per share were computed assuming the conversion of the Class B shares into Class A shares as of the beginning of each period.
On May 11, 2011, we announced our Board of Directors reactivated a share repurchase program, which had no activity since fiscal 2005, to repurchase up to the remaining available 22.5 million shares of Class A common stock under the program. In May 2012, our Board of Directors approved an increase of 35 million shares authorized for repurchase under our share repurchase program. As of September 28, 2013, 14.2 million shares remained available for repurchase. The share repurchase program has no fixed or scheduled termination date and the timing and extent to which we repurchase shares will depend upon, among other things, our working capital needs, market conditions, liquidity targets, our debt obligations and regulatory requirements. In addition to the share repurchase program, we purchase shares on the open market to fund certain obligations under our equity compensation plans.
A summary of cumulative share repurchases of our Class A Stock is as follows:

					in millions
	September 28, 2013		September 29, 2012		October 1, 2011
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares repurchased:
Under share repurchase program	21.1	$550	12.5	$230	9.7	$170
To fund certain obligations under equity compensation plans	2.8	64	1.8	34	2.0	37
Total share repurchases	23.9	$614	14.3	$264	11.7	$207

Financial Instruments: We purchase certain commodities, such as grains and livestock in the course of normal operations. As part of our commodity risk management activities, we use derivative financial instruments, primarily futures and options, to reduce our exposure to various market risks related to these purchases, as well as to changes in foreign currency exchange rates. Contract terms of a financial instrument qualifying as a hedge instrument closely mirror those of the hedged item, providing a high degree of risk reduction and correlation. Contracts designated and highly effective at meeting risk reduction and correlation criteria are recorded using hedge accounting. If a derivative instrument is accounted for as a hedge, changes in the fair value of the instrument will be offset either against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of an instrument’s change in fair value is immediately recognized in earnings as a component of cost of sales. Instruments we hold as part of our risk management activities that do not meet the criteria for hedge accounting are marked to fair value with unrealized gains or losses reported currently in earnings. Changes in market value of derivatives used in our risk management activities relating to forward sales contracts are recorded in sales, while changes surrounding inventories on hand or anticipated purchases of inventories or supplies are recorded in cost of sales. We generally do not hedge anticipated transactions beyond 18 months .
Revenue Recognition: We recognize revenue when title and risk of loss are transferred to customers, which is generally on delivery based on terms of sale. Revenue is recognized as the net amount estimated to be received after deducting estimated amounts for discounts, trade allowances and product terms.
Litigation Reserves: There are a variety of legal proceedings pending or threatened against us. Accruals are recorded when it is probable a liability has been incurred and the amount of the liability can be reasonably estimated based on current law, progress of each case, opinions and views of legal counsel and other advisers, our experience in similar matters and intended response to the litigation. These amounts, which are not discounted and are exclusive of claims against third parties, are adjusted periodically as assessment efforts progress or additional information becomes available. We expense amounts for administering or litigating claims as incurred. Accruals for legal proceedings are included in Other current liabilities in the Consolidated Balance Sheets.
Freight Expense: Freight expense associated with products shipped to customers is recognized in cost of sales.
Advertising and Promotion Expenses: Advertising and promotion expenses are charged to operations in the period incurred. Customer incentive and trade promotion activities are recorded as a reduction to sales based on amounts estimated as being due to customers, based primarily on historical utilization and redemption rates, while other advertising and promotional activities are recorded as selling, general and administrative expenses. Advertising and promotion expenses for fiscal 2013, 2012 and 2011 were $555 million, $496 million and $552 million, respectively.
Research and Development: Research and development costs are expensed as incurred. Research and development costs totaled $50 million, $43 million and $42 million in fiscal 2013, 2012 and 2011, respectively.
Use of Estimates: The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States, which require us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
Recently Issued Accounting Pronouncements: In December 2011 and February 2013, the Financial Accounting Standards Board (FASB) issued guidance enhancing disclosures related to offsetting of certain assets and liabilities. This guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. We do not expect the adoption will have a significant impact on our consolidated financial statements.